EXHIBIT 99.2

A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171
For Further Information:
-At ALPHA IR-
Analyst Contact
Chris Hodges or Chris Donovan
(312) 445-2870
Email: CASL@alpha-ir.com
Traded: OTCQB (CASL)
FOR IMMEDIATE RELEASE
June 19, 2017
A.M. CASTLE & CO. COMMENCES VOLUNTARY CHAPTER 11 CASES AND
FILES PREPACKAGED JOINT CHAPTER 11 PLAN OF REORGANIZATION

OAK BROOK, IL, June 19, 2017 - A. M. Castle & Co. (OTCQB: CASL) (the “Company” or “Castle”), a global distributor of specialty metal and supply chain solutions, today announced that on June 18, 2017, it and certain of its subsidiaries commenced voluntary chapter 11 proceedings with the United States Bankruptcy Court for the District of Delaware and immediately filed a Prepackaged Joint Chapter 11 Plan of Reorganization (the “Plan”) in such proceedings. The bankruptcy court will consider the Plan, which, subject to the court’s confirmation of the Plan, is expected to enable the Company to complete its financial restructuring later this summer, likely within approximately 45 to 60 days.
As previously announced, before commencing its proceedings the Company solicited acceptances of the Plan from its secured creditors entitled to vote on the Plan and received results overwhelmingly in favor of the Plan, with 98.32 percent of the voting secured creditors by dollar value voting in favor of the Plan. Additionally, a majority of the number of voting holders in each class approved the Plan, with an aggregate of 88.68 percent of voting holders in number approving the Plan.
President and CEO Steve Scheinkman said, “This filing testifies to the support of our secured creditors and is the next critical step in returning A. M. Castle to industry leadership. Our creditors’ overwhelming approval of the Plan demonstrates their belief this is the right path forward for Castle. We continue to proceed according to the financial restructuring plan we outlined initially on April 7, and we are optimistic that the court will approve our Plan, enabling Castle to emerge within approximately 45 to 60 days financially stronger and better positioned to deliver on our promise of growing our partnerships with our vendors and improving our service to our customers.”
The Plan provides for a new senior-secured exit financing facility and the issuance of new second lien secured notes in consideration of a capital infusion of up to $40 million to refinance or exchange the existing first lien secured claims and to provide working capital for the reorganized Company. The Plan also deleverages the Company’s balance sheet by exchanging approximately $200 million of the existing second lien notes and third lien notes for new common stock in the reorganized Company and certain new convertible second lien secured notes, together with certain cash distributions. All of the existing equity interests in the Company will be extinguished, but holders of such equity interests will have the opportunity to receive a 20 percent share of new common stock in the reorganized Company, subject to dilution, as part of a settlement encompassed in the Plan. Allowed general unsecured claims and all creditors who are unimpaired under the Plan will receive a complete recovery.
Scheinkman concluded, “We continue to execute on the plan we outlined originally, and we are confident we will emerge stronger by the end of the summer now that the process has moved into the courts. We are pleased to have the overwhelming support of our lien holders, and we believe this is the best path forward for all of our stakeholders. Business continues as usual for customers, employees, and vendors while we work our way through the rest of this process.”

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EXHIBIT 99.2

About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and supply chain services, principally serving the producer durable equipment, commercial aircraft, heavy equipment, industrial goods, construction equipment, and retail sectors of the global economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries. It specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon. Together, Castle and its affiliated companies operate out of 21 metals service centers located throughout North America, Europe and Asia. Its common stock is traded on the OTCQB® Venture Market under the ticker symbol "CASL".

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our restructuring. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: our ability to timely conclude definitive documentation for, and to satisfy all conditions to the consummation of, a new money commitment from our creditors, any required debtor-in-possession financing or exit financing, or other agreements called for by our plan of reorganization, as the case may be; our ability to obtain sufficient acceptances in connection with our solicitation of debt holder support; our ability to obtain the bankruptcy court’s approval with respect to motions or other requests made in our chapter 11 case, including any required approvals of our assumption of the new money commitment or any required debtor-in-possession financing or exit financing; our ability to maintain strategic control as debtor-in-possession; the availability of the bankruptcy court for hearings on our motions, which may affect the timing of any required approvals and our emergence from our chapter 11 case; our ability to confirm and consummate a chapter 11 plan of reorganization in our chapter 11 case; the effects of the filing of our chapter 11 case on our business and the interests of various constituents; the bankruptcy court’s rulings in our chapter 11 case, as well the outcome of any such case in general; the length of time that we may operate under chapter 11 protection and the continued availability of operating capital during the pendency of our chapter 11 case; risks associated with third party motions or objections in our chapter 11 case, which may interfere with our ability to confirm and consummate a chapter 11 plan of reorganization; the potential adverse effects of our chapter 11 case on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our restructuring. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete the remaining steps in our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2017. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

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